EXHIBIT 99.1

                 Computational Materials and/or ABS Term Sheet cwalt05-47cb2 - Price/Yield - A1

Morgan Stanley

Balance       $3,000,000.00   Delay            24            WAC       6.00969           WAM       360
Coupon        5.5             Dated            8/1/2005      NET       5.74875           WALA        0
Settle        8/31/2005       First Payment    9/25/2005

              Price                      25 PPC                      50 PPC                      75 PPC                     100 PPC
                                          Yield                       Yield                       Yield                       Yield
             99-25+                        5.54                        5.54                        5.54                        5.54
             99-29+                        5.53                        5.52                        5.52                        5.52
            100-01+                        5.51                        5.51                        5.50                        5.50
            100-05+                        5.50                        5.49                        5.48                        5.48
            100-09+                        5.49                        5.47                        5.46                        5.46
            100-13+                        5.47                        5.46                        5.45                        5.44
            100-17+                        5.46                        5.44                        5.43                        5.43
            100-21+                        5.44                        5.42                        5.41                        5.41
            100-25+                        5.43                        5.41                        5.39                        5.39
            100-29+                        5.42                        5.39                        5.37                        5.37
            101-01+                        5.40                        5.37                        5.35                        5.35

                WAL                       12.65                       10.08                        8.88                        8.93
           Mod Durn                        8.73                        7.47                        6.80                        6.76
   Principal Window     09/25/2010 - 01/25/2025     09/25/2010 - 05/25/2020     09/25/2010 - 03/25/2018     09/25/2010 - 04/25/2025

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                      25 PPC                      50 PPC                      75 PPC                     100 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)



              Price                      125 PPC                     150 PPC                     175 PPC                    200 PPC
                                           Yield                       Yield                       Yield                      Yield
             99-25+                         5.53                        5.52                        5.52                       5.51
             99-29+                         5.51                        5.50                        5.48                       5.47
            100-01+                         5.49                        5.47                        5.45                       5.43
            100-05+                         5.47                        5.44                        5.42                       5.39
            100-09+                         5.44                        5.41                        5.38                       5.35
            100-13+                         5.42                        5.39                        5.35                       5.32
            100-17+                         5.40                        5.36                        5.32                       5.28
            100-21+                         5.38                        5.33                        5.28                       5.24
            100-25+                         5.35                        5.30                        5.25                       5.20
            100-29+                         5.33                        5.28                        5.22                       5.16
            101-01+                         5.31                        5.25                        5.19                       5.12

                WAL                         7.05                        5.40                        4.35                       3.67
           Mod Durn                         5.62                        4.52                        3.76                       3.23
   Principal Window      06/25/2010 - 08/25/2035     07/25/2009 - 08/25/2035     11/25/2008 - 03/25/2012    06/25/2008 - 10/25/2010

          LIBOR_1MO                      3.64125                     3.64125                     3.64125                    3.64125
             Prepay                      125 PPC                     150 PPC                     175 PPC                    200 PPC
Optional Redemption                     Call (N)                    Call (N)                    Call (N)                   Call (N)



 Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
             Yld 3.31157 3.50839 3.78079 3.98406 4.00644 4.04426 4.18416 4.40194



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

cwalt05-47cb2 - Price/Yield - A2

Morgan Stanley

Balance   $15,000,000.00 Delay             0             Index            LIBOR_1MO | 3.64125      WAC    6.00969  WAM       360
Coupon    4.14125        Dated             8/25/2005     Mult / Margin    1.0 / .5                 NET    5.74875  WALA        0
Settle    8/31/2005      First Payment     9/25/2005     Cap / Floor      9.5 / .5

              Price                      25 PPC                      50 PPC                      75 PPC                     100 PPC
                                          Yield                       Yield                       Yield                       Yield
              99-09                        4.26                        4.32                        4.38                        4.48
              99-13                        4.25                        4.29                        4.35                        4.43
              99-17                        4.23                        4.27                        4.31                        4.37
              99-21                        4.22                        4.24                        4.27                        4.32
              99-25                        4.20                        4.22                        4.24                        4.27
              99-29                        4.19                        4.19                        4.20                        4.21
             100-01                        4.17                        4.17                        4.16                        4.16
             100-05                        4.16                        4.14                        4.13                        4.11
             100-09                        4.14                        4.12                        4.09                        4.05
             100-13                        4.13                        4.10                        4.06                        4.00
             100-17                        4.11                        4.07                        4.02                        3.95

                WAL                       11.61                        6.66                        4.15                        2.58
           Mod Durn                        8.14                        5.13                        3.45                        2.32
   Principal Window     09/25/2005 - 08/25/2035     09/25/2005 - 08/25/2035     09/25/2005 - 08/25/2035     09/25/2005 - 08/25/2035

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                      25 PPC                      50 PPC                      75 PPC                     100 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)


              Price                     125 PPC                     150 PPC                     175 PPC                     200 PPC
                                          Yield                       Yield                       Yield                       Yield
              99-09                        4.57                        4.64                        4.71                        4.79
              99-13                        4.50                        4.56                        4.62                        4.68
              99-17                        4.43                        4.47                        4.52                        4.57
              99-21                        4.36                        4.39                        4.43                        4.46
              99-25                        4.29                        4.31                        4.33                        4.35
              99-29                        4.22                        4.23                        4.24                        4.25
             100-01                        4.15                        4.15                        4.14                        4.14
             100-05                        4.09                        4.07                        4.05                        4.03
             100-09                        4.02                        3.99                        3.96                        3.93
             100-13                        3.95                        3.91                        3.86                        3.82
             100-17                        3.88                        3.83                        3.77                        3.71

                WAL                        1.98                        1.64                        1.41                        1.23
           Mod Durn                        1.83                        1.54                        1.33                        1.17
   Principal Window     09/25/2005 - 06/25/2010     09/25/2005 - 07/25/2009     09/25/2005 - 11/25/2008     09/25/2005 - 06/25/2008

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                     125 PPC                     150 PPC                     175 PPC                     200 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)


Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld 3.31157 3.50839 3.78079 3.98406 4.00644 4.04426 4.18416 4.40194



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

cwalt05-47cb2 - Price/Yield - A3

Morgan Stanley

Balance    $15,000,000.00  Delay          0            Index             LIBOR_1MO | 3.64125   WAC     6.00969   WAM      360
Coupon     1.35875         Dated          8/25/2005    Mult / Margin     -0.2                  NET     5.74875   WALA       0
Settle     8/31/2005       First Payment  9/25/2005    Cap / Floor       5 / 0.

              Price        25 PPC        50 PPC        75 PPC       100 PPC       125 PPC       150 PPC       175 PPC       200 PPC
              Yield                       Yield         Yield         Yield         Yield         Yield         Yield         Yield
               0-24        251.48        239.91        227.86        215.24        201.95        187.92        173.12        157.57
               0-28        203.06        192.12        180.66        168.56        155.73        142.11        127.71        112.58
               1-00        169.55        159.03        147.95        136.15        123.53        110.10         95.89         81.00
               1-04        145.06        134.84        124.00        112.36         99.81         86.45         72.31         57.55
               1-08        126.42        116.41        105.73         94.15         81.58         68.21         54.09         39.40
               1-12        111.78        101.93         91.36         79.76         67.11         53.68         39.54         24.89
               1-16         99.98         90.26         79.75         68.08         55.30         41.80         27.62         12.98
               1-20         90.28         80.66         70.19         58.42         45.48         31.88         17.65          3.02
               1-24         82.17         72.62         62.18         50.27         37.15         23.46          9.17         -5.46
               1-28         75.29         65.81         55.38         43.30         29.99         16.19          1.84        -12.79
               2-00         69.38         59.96         49.54         37.27         23.76          9.86         -4.55        -19.20

                WAL         11.61          6.66          4.15          2.58          1.98          1.64          1.41          1.23
           Mod Durn          0.68          0.69          0.70          0.69          0.69          0.68          0.68          0.68
   Principal Window   //NA - //NA   //NA - //NA   //NA - //NA   //NA - //NA   //NA - //NA   //NA - //NA   //NA - //NA   //NA - //NA

          LIBOR_1MO       3.64125       3.64125       3.64125       3.64125       3.64125       3.64125       3.64125       3.64125
             Prepay        25 PPC        50 PPC        75 PPC       100 PPC       125 PPC       150 PPC       175 PPC       200 PPC
Optional Redemption      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)

Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld 3.31157 3.50839 3.78079 3.98406 4.00644 4.04426 4.18416 4.40194



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

cwalt05-47cb2 - Price/Yield - A4

Morgan Stanley

Balance       $6,960,000.00  Delay             24           WAC       6.00969   WAM      360
Coupon        5.5            Dated             8/1/2005     NET       5.74875   WALA       0
Settle        8/31/2005      First Payment     9/25/2005

              Price                      25 PPC                      50 PPC                      75 PPC                     100 PPC
                                          Yield                       Yield                       Yield                       Yield
             99-21+                        5.56                        5.56                        5.56                        5.56
             99-25+                        5.55                        5.54                        5.54                        5.54
             99-29+                        5.53                        5.53                        5.52                        5.52
            100-01+                        5.52                        5.51                        5.51                        5.50
            100-05+                        5.51                        5.50                        5.49                        5.49
            100-09+                        5.50                        5.49                        5.48                        5.47
            100-13+                        5.48                        5.47                        5.46                        5.45
            100-17+                        5.47                        5.46                        5.45                        5.44
            100-21+                        5.46                        5.44                        5.43                        5.42
            100-25+                        5.45                        5.43                        5.42                        5.40
            100-29+                        5.43                        5.42                        5.40                        5.39

                WAL                       16.24                       13.07                       11.17                        9.91
           Mod Durn                       10.07                        8.77                        7.91                        7.29
   Principal Window     09/25/2010 - 08/25/2035     09/25/2010 - 08/25/2035     09/25/2010 - 08/25/2035     09/25/2010 - 08/25/2035

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                      25 PPC                      50 PPC                      75 PPC                     100 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)

              Price                     125 PPC                     150 PPC                     175 PPC                     200 PPC
                                          Yield                       Yield                       Yield                       Yield
             99-21+                        5.55                        5.55                        5.55                        5.55
             99-25+                        5.53                        5.53                        5.52                        5.51
             99-29+                        5.51                        5.50                        5.49                        5.48
            100-01+                        5.49                        5.48                        5.46                        5.44
            100-05+                        5.47                        5.45                        5.43                        5.40
            100-09+                        5.45                        5.43                        5.40                        5.37
            100-13+                        5.43                        5.40                        5.37                        5.33
            100-17+                        5.41                        5.38                        5.34                        5.30
            100-21+                        5.39                        5.35                        5.31                        5.26
            100-25+                        5.37                        5.33                        5.27                        5.23
            100-29+                        5.35                        5.30                        5.24                        5.19

                WAL                        7.89                        5.95                        4.73                        3.97
           Mod Durn                        6.15                        4.92                        4.06                        3.48
   Principal Window     09/25/2010 - 08/25/2035     03/25/2010 - 08/25/2035     06/25/2009 - 03/25/2012     11/25/2008 - 10/25/2010

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                     125 PPC                     150 PPC                     175 PPC                     200 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)


Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld 3.31157 3.50839 3.78079 3.98406 4.00644 4.04426 4.18416 4.40194



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

cwalt05-47cb2 - Price/Yield - A5

Morgan Stanley

Balance     $10,405,000.00   Delay            24             WAC     6.00969   WAM      360
Coupon      5.5              Dated            8/1/2005       NET     5.74875   WALA       0
Settle      8/31/2005        First Payment    9/25/2005

              Price                      25 PPC                      50 PPC                      75 PPC                     100 PPC
                                          Yield                       Yield                       Yield                       Yield
             99-21+                        5.56                        5.56                        5.56                        5.56
             99-25+                        5.55                        5.54                        5.54                        5.54
             99-29+                        5.53                        5.53                        5.52                        5.52
            100-01+                        5.52                        5.51                        5.51                        5.50
            100-05+                        5.51                        5.50                        5.49                        5.49
            100-09+                        5.50                        5.49                        5.48                        5.47
            100-13+                        5.48                        5.47                        5.46                        5.45
            100-17+                        5.47                        5.46                        5.45                        5.44
            100-21+                        5.46                        5.44                        5.43                        5.42
            100-25+                        5.45                        5.43                        5.42                        5.40
            100-29+                        5.43                        5.42                        5.40                        5.39

                WAL                       16.24                       13.07                       11.17                        9.91
           Mod Durn                       10.07                        8.77                        7.91                        7.29
   Principal Window     09/25/2010 - 08/25/2035     09/25/2010 - 08/25/2035     09/25/2010 - 08/25/2035     09/25/2010 - 08/25/2035

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                      25 PPC                      50 PPC                      75 PPC                     100 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)


              Price                     125 PPC                     150 PPC                     175 PPC                     200 PPC
                                          Yield                       Yield                       Yield                       Yield
             99-21+                        5.55                        5.55                        5.55                        5.55
             99-25+                        5.53                        5.53                        5.52                        5.51
             99-29+                        5.51                        5.50                        5.49                        5.48
            100-01+                        5.49                        5.48                        5.46                        5.44
            100-05+                        5.47                        5.45                        5.43                        5.40
            100-09+                        5.45                        5.43                        5.40                        5.37
            100-13+                        5.43                        5.40                        5.37                        5.33
            100-17+                        5.41                        5.38                        5.34                        5.30
            100-21+                        5.39                        5.35                        5.31                        5.26
            100-25+                        5.37                        5.33                        5.27                        5.23
            100-29+                        5.35                        5.30                        5.24                        5.19

                WAL                        7.89                        5.95                        4.73                        3.97
           Mod Durn                        6.15                        4.92                        4.06                        3.48
   Principal Window     09/25/2010 - 08/25/2035     03/25/2010 - 08/25/2035     06/25/2009 - 03/25/2012     11/25/2008 - 10/25/2010

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                     125 PPC                     150 PPC                     175 PPC                     200 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)

Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld 3.31157 3.50839 3.78079 3.98406 4.00644 4.04426 4.18416 4.40194



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

cwalt05-47cb2 - Price/Yield - A6

Morgan Stanley

Balance      $6,935,000.00   Delay            24            WAC    6.00969    WAM       360
Coupon       5.5             Dated            8/1/2005      NET    5.74875    WALA        0
Settle       8/31/2005       First Payment    9/25/2005

              Price                      25 PPC                      50 PPC                      75 PPC                     100 PPC
                                          Yield                       Yield                       Yield                       Yield
             99-21+                        5.56                        5.56                        5.56                        5.56
             99-25+                        5.55                        5.54                        5.54                        5.54
             99-29+                        5.53                        5.53                        5.52                        5.52
            100-01+                        5.52                        5.51                        5.51                        5.50
            100-05+                        5.51                        5.50                        5.49                        5.49
            100-09+                        5.50                        5.49                        5.48                        5.47
            100-13+                        5.48                        5.47                        5.46                        5.45
            100-17+                        5.47                        5.46                        5.45                        5.44
            100-21+                        5.46                        5.44                        5.43                        5.42
            100-25+                        5.45                        5.43                        5.42                        5.40
            100-29+                        5.43                        5.42                        5.40                        5.39

                WAL                       16.24                       13.07                       11.17                        9.91
           Mod Durn                       10.07                        8.77                        7.91                        7.29
   Principal Window     09/25/2010 - 08/25/2035     09/25/2010 - 08/25/2035     09/25/2010 - 08/25/2035     09/25/2010 - 08/25/2035

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                      25 PPC                      50 PPC                      75 PPC                     100 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)



              Price                     125 PPC                     150 PPC                     175 PPC                     200 PPC
                                          Yield                       Yield                       Yield                       Yield
             99-21+                        5.55                        5.55                        5.55                        5.55
             99-25+                        5.53                        5.53                        5.52                        5.51
             99-29+                        5.51                        5.50                        5.49                        5.48
            100-01+                        5.49                        5.48                        5.46                        5.44
            100-05+                        5.47                        5.45                        5.43                        5.40
            100-09+                        5.45                        5.43                        5.40                        5.37
            100-13+                        5.43                        5.40                        5.37                        5.33
            100-17+                        5.41                        5.38                        5.34                        5.30
            100-21+                        5.39                        5.35                        5.31                        5.26
            100-25+                        5.37                        5.33                        5.27                        5.23
            100-29+                        5.35                        5.30                        5.24                        5.19

                WAL                        7.89                        5.95                        4.73                        3.97
           Mod Durn                        6.15                        4.92                        4.06                        3.48
   Principal Window     09/25/2010 - 08/25/2035     03/25/2010 - 08/25/2035     06/25/2009 - 03/25/2012     11/25/2008 - 10/25/2010

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                     125 PPC                     150 PPC                     175 PPC                     200 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)


Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld 3.31157 3.50839 3.78079 3.98406 4.00644 4.04426 4.18416 4.40194



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

cwalt05-47cb2 - Price/Yield - A7

Morgan Stanley

Balance      $100,000,000.00  Delay           24             WAC      6.00969       WAM        360
Coupon       5.5              Dated           8/1/2005       NET      5.74875       WALA         0
Settle       8/31/2005        First Payment   9/25/2005

              Price                      25 PPC                      50 PPC                      75 PPC                     100 PPC
                                          Yield                       Yield                       Yield                       Yield
             99-20+                        5.56                        5.56                        5.55                        5.55
             99-24+                        5.54                        5.53                        5.51                        5.49
             99-28+                        5.52                        5.49                        5.46                        5.43
            100-00+                        5.50                        5.46                        5.41                        5.37
            100-04+                        5.48                        5.43                        5.37                        5.31
            100-08+                        5.46                        5.40                        5.32                        5.25
            100-12+                        5.44                        5.37                        5.27                        5.18
            100-16+                        5.43                        5.33                        5.23                        5.12
            100-20+                        5.41                        5.30                        5.18                        5.06
            100-24+                        5.39                        5.27                        5.13                        5.00
            100-28+                        5.37                        5.24                        5.09                        4.94

                WAL                        9.24                        4.82                        3.05                        2.26
           Mod Durn                        6.47                        3.90                        2.66                        2.03
   Principal Window     09/25/2005 - 04/25/2028     09/25/2005 - 08/25/2019     09/25/2005 - 09/25/2013     09/25/2005 - 01/25/2011

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                      25 PPC                      50 PPC                      75 PPC                     100 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)


              Price                     125 PPC                     150 PPC                     175 PPC                     200 PPC
                                          Yield                       Yield                       Yield                       Yield
             99-20+                        5.55                        5.55                        5.54                        5.54
             99-24+                        5.47                        5.46                        5.44                        5.43
             99-28+                        5.40                        5.37                        5.34                        5.31
            100-00+                        5.32                        5.28                        5.24                        5.19
            100-04+                        5.25                        5.19                        5.13                        5.08
            100-08+                        5.17                        5.10                        5.03                        4.96
            100-12+                        5.10                        5.01                        4.93                        4.84
            100-16+                        5.02                        4.93                        4.83                        4.73
            100-20+                        4.95                        4.84                        4.73                        4.61
            100-24+                        4.88                        4.75                        4.62                        4.50
            100-28+                        4.80                        4.66                        4.52                        4.38

                WAL                        1.81                        1.51                        1.30                        1.14
           Mod Durn                        1.66                        1.40                        1.21                        1.07
   Principal Window     09/25/2005 - 10/25/2009     09/25/2005 - 01/25/2009     09/25/2005 - 07/25/2008     09/25/2005 - 02/25/2008

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                     125 PPC                     150 PPC                     175 PPC                     200 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)

Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld 3.31157 3.50839 3.78079 3.98406 4.00644 4.04426 4.18416 4.40194



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

cwalt05-47cb2 - Price/Yield - A8

Morgan Stanley

Balance    $66,650,000.00    Delay             24           WAC     6.00969    WAM       360
Coupon     5.5               Dated             8/1/2005     NET     5.74875    WALA        0
Settle     8/31/2005         First Payment     9/25/2005

              Price                      25 PPC                      50 PPC                      75 PPC                     100 PPC
                                          Yield                       Yield                       Yield                       Yield
             99-20+                        5.56                        5.56                        5.55                        5.55
             99-24+                        5.54                        5.53                        5.51                        5.49
             99-28+                        5.52                        5.49                        5.46                        5.43
            100-00+                        5.50                        5.46                        5.41                        5.37
            100-04+                        5.48                        5.43                        5.37                        5.31
            100-08+                        5.46                        5.40                        5.32                        5.25
            100-12+                        5.44                        5.37                        5.27                        5.18
            100-16+                        5.43                        5.33                        5.23                        5.12
            100-20+                        5.41                        5.30                        5.18                        5.06
            100-24+                        5.39                        5.27                        5.13                        5.00
            100-28+                        5.37                        5.24                        5.09                        4.94

                WAL                        9.24                        4.82                        3.05                        2.26
           Mod Durn                        6.47                        3.90                        2.66                        2.03
   Principal Window     09/25/2005 - 04/25/2028     09/25/2005 - 08/25/2019     09/25/2005 - 09/25/2013     09/25/2005 - 01/25/2011

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                      25 PPC                      50 PPC                      75 PPC                     100 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)


              Price                     125 PPC                     150 PPC                     175 PPC                     200 PPC
                                          Yield                       Yield                       Yield                       Yield
             99-20+                        5.55                        5.55                        5.54                        5.54
             99-24+                        5.47                        5.46                        5.44                        5.43
             99-28+                        5.40                        5.37                        5.34                        5.31
            100-00+                        5.32                        5.28                        5.24                        5.19
            100-04+                        5.25                        5.19                        5.13                        5.08
            100-08+                        5.17                        5.10                        5.03                        4.96
            100-12+                        5.10                        5.01                        4.93                        4.84
            100-16+                        5.02                        4.93                        4.83                        4.73
            100-20+                        4.95                        4.84                        4.73                        4.61
            100-24+                        4.88                        4.75                        4.62                        4.50
            100-28+                        4.80                        4.66                        4.52                        4.38

                WAL                        1.81                        1.51                        1.30                        1.14
           Mod Durn                        1.66                        1.40                        1.21                        1.07
   Principal Window     09/25/2005 - 10/25/2009     09/25/2005 - 01/25/2009     09/25/2005 - 07/25/2008     09/25/2005 - 02/25/2008

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                     125 PPC                     150 PPC                     175 PPC                     200 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)

Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld 3.31157 3.50839 3.78079 3.98406 4.00644 4.04426 4.18416 4.40194



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

cwalt05-47cb2 - Price/Yield - A9

Morgan Stanley

Balance       $22,136,000.00   Delay            24           WAC    6.00969    WAM       360
Coupon        5.5              Dated            8/1/2005     NET    5.74875    WALA        0
Settle        8/31/2005        First Payment    9/25/2005

              Price                      25 PPC                      50 PPC                      75 PPC                     100 PPC
                                          Yield                       Yield                       Yield                       Yield
             98-28+                        5.62                        5.63                        5.65                        5.69
             99-00+                        5.61                        5.62                        5.63                        5.67
             99-04+                        5.60                        5.61                        5.62                        5.65
             99-08+                        5.59                        5.59                        5.60                        5.63
             99-12+                        5.58                        5.58                        5.59                        5.60
             99-16+                        5.57                        5.57                        5.58                        5.58
             99-20+                        5.56                        5.56                        5.56                        5.56
             99-24+                        5.55                        5.55                        5.55                        5.54
             99-28+                        5.54                        5.54                        5.53                        5.52
            100-00+                        5.53                        5.53                        5.52                        5.49
            100-04+                        5.52                        5.52                        5.50                        5.47

                WAL                       26.04                       19.00                       12.32                        7.12
           Mod Durn                       13.47                       11.35                        8.53                        5.67
   Principal Window     04/25/2028 - 08/25/2035     08/25/2019 - 08/25/2035     09/25/2013 - 08/25/2035     01/25/2011 - 08/25/2035

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                      25 PPC                      50 PPC                      75 PPC                     100 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)


              Price                     125 PPC                     150 PPC                     175 PPC                     200 PPC
                                          Yield                       Yield                       Yield                       Yield
             98-28+                        5.74                        5.78                        5.81                        5.85
             99-00+                        5.71                        5.74                        5.77                        5.80
             99-04+                        5.68                        5.70                        5.73                        5.75
             99-08+                        5.65                        5.67                        5.68                        5.70
             99-12+                        5.62                        5.63                        5.64                        5.65
             99-16+                        5.59                        5.59                        5.60                        5.60
             99-20+                        5.56                        5.56                        5.56                        5.55
             99-24+                        5.53                        5.52                        5.51                        5.51
             99-28+                        5.50                        5.48                        5.47                        5.46
            100-00+                        5.47                        5.45                        5.43                        5.41
            100-04+                        5.44                        5.41                        5.39                        5.36

                WAL                        4.87                        3.93                        3.29                        2.81
           Mod Durn                        4.16                        3.44                        2.93                        2.54
   Principal Window     10/25/2009 - 07/25/2011     01/25/2009 - 03/25/2010     07/25/2008 - 06/25/2009     02/25/2008 - 11/25/2008

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                     125 PPC                     150 PPC                     175 PPC                     200 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)


Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld 3.31157 3.50839 3.78079 3.98406 4.00644 4.04426 4.18416 4.40194



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

cwalt05-47cb2 - Price/Yield - A10

Morgan Stanley

Balance       $100,000,000.00  Delay           24           WAC    6.00969      WAM      360
Coupon        5.5              Dated           8/1/2005     NET    5.74875      WALA       0
Settle        8/31/2005        First Payment   9/25/2005

              Price                      25 PPC                      50 PPC                      75 PPC                     100 PPC
                                          Yield                       Yield                       Yield                       Yield
              99-12                        5.60                        5.63                        5.67                        5.71
              99-16                        5.58                        5.59                        5.61                        5.63
              99-20                        5.56                        5.56                        5.56                        5.56
              99-24                        5.55                        5.53                        5.51                        5.49
              99-28                        5.53                        5.50                        5.45                        5.41
             100-00                        5.51                        5.47                        5.40                        5.34
             100-04                        5.50                        5.43                        5.35                        5.27
             100-08                        5.48                        5.40                        5.29                        5.20
             100-12                        5.46                        5.37                        5.24                        5.12
             100-16                        5.45                        5.34                        5.19                        5.05
             100-20                        5.43                        5.31                        5.13                        4.98

                WAL                       11.13                        4.86                        2.63                        1.88
           Mod Durn                        7.46                        3.89                        2.33                        1.71
   Principal Window     09/25/2005 - 04/25/2028     09/25/2005 - 06/25/2020     09/25/2005 - 01/25/2012     09/25/2005 - 11/25/2009

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                      25 PPC                      50 PPC                      75 PPC                     100 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)


              Price                     125 PPC                     150 PPC                     175 PPC                     200 PPC
                                          Yield                       Yield                       Yield                       Yield
              99-12                        5.74                        5.78                        5.81                        5.84
              99-16                        5.65                        5.67                        5.68                        5.70
              99-20                        5.56                        5.56                        5.56                        5.56
              99-24                        5.47                        5.45                        5.43                        5.41
              99-28                        5.38                        5.34                        5.30                        5.27
             100-00                        5.28                        5.23                        5.18                        5.12
             100-04                        5.19                        5.12                        5.05                        4.98
             100-08                        5.10                        5.01                        4.92                        4.84
             100-12                        5.01                        4.90                        4.80                        4.70
             100-16                        4.92                        4.80                        4.67                        4.55
             100-20                        4.83                        4.69                        4.55                        4.41

                WAL                        1.47                        1.22                        1.04                        0.92
           Mod Durn                        1.37                        1.14                        0.98                        0.87
   Principal Window     09/25/2005 - 10/25/2008     09/25/2005 - 02/25/2008     09/25/2005 - 09/25/2007     09/25/2005 - 06/25/2007

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                     125 PPC                     150 PPC                     175 PPC                     200 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)

Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld 3.31157 3.50839 3.78079 3.98406 4.00644 4.04426 4.18416 4.40194



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

cwalt05-47cb2 - Price/Yield - A11

Morgan Stanley

Balance     $46,000,000.00     Delay            24           WAC    6.00969    WAM      360
Coupon      5.5                Dated            8/1/2005     NET    5.74875    WALA       0
Settle      8/31/2005          First Payment    9/25/2005

              Price                      25 PPC                      50 PPC                      75 PPC                     100 PPC
                                          Yield                       Yield                       Yield                       Yield
            100-23+                        5.35                        5.35                        5.32                        5.27
            100-27+                        5.33                        5.33                        5.30                        5.23
            100-31+                        5.30                        5.30                        5.27                        5.20
            101-03+                        5.28                        5.28                        5.24                        5.17
            101-07+                        5.26                        5.26                        5.22                        5.13
            101-11+                        5.23                        5.23                        5.19                        5.10
            101-15+                        5.21                        5.21                        5.16                        5.07
            101-19+                        5.19                        5.19                        5.14                        5.04
            101-23+                        5.16                        5.16                        5.11                        5.00
            101-27+                        5.14                        5.14                        5.09                        4.97
            101-31+                        5.12                        5.12                        5.06                        4.94

                WAL                        6.70                        6.70                        5.70                        4.39
           Mod Durn                        5.24                        5.24                        4.65                        3.75
   Principal Window     09/25/2005 - 01/25/2019     09/25/2005 - 01/25/2019     09/25/2005 - 09/25/2015     09/25/2005 - 09/25/2012

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                      25 PPC                      50 PPC                      75 PPC                     100 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)


              Price                     125 PPC                     150 PPC                     175 PPC                     200 PPC
                                          Yield                       Yield                       Yield                       Yield
            100-23+                        5.20                        5.14                        5.07                        5.00
            100-27+                        5.17                        5.09                        5.02                        4.94
            100-31+                        5.13                        5.05                        4.97                        4.88
            101-03+                        5.09                        5.00                        4.91                        4.82
            101-07+                        5.05                        4.95                        4.86                        4.76
            101-11+                        5.01                        4.91                        4.80                        4.70
            101-15+                        4.97                        4.86                        4.75                        4.63
            101-19+                        4.93                        4.81                        4.70                        4.57
            101-23+                        4.89                        4.77                        4.64                        4.51
            101-27+                        4.85                        4.72                        4.59                        4.45
            101-31+                        4.81                        4.68                        4.54                        4.39

                WAL                        3.53                        2.94                        2.50                        2.17
           Mod Durn                        3.11                        2.64                        2.28                        1.99
   Principal Window     09/25/2005 - 01/25/2011     09/25/2005 - 01/25/2010     09/25/2005 - 04/25/2009     09/25/2005 - 10/25/2008

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                     125 PPC                     150 PPC                     175 PPC                     200 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)



Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld 3.31157 3.50839 3.78079 3.98406 4.00644 4.04426 4.18416 4.40194



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

cwalt05-47cb2 - Price/Yield - A12

Morgan Stanley

Balance      $21,000,000.00   Delay           24            WAC      6.00969    WAM       360
Coupon       5.5              Dated           8/1/2005      NET      5.74875    WALA        0
Settle       8/31/2005        First Payment   9/25/2005

              Price                      25 PPC                      50 PPC                      75 PPC                     100 PPC
                                          Yield                       Yield                       Yield                       Yield
             98-21+                        5.63                        5.65                        5.66                        5.69
             98-25+                        5.62                        5.63                        5.65                        5.67
             98-29+                        5.62                        5.62                        5.64                        5.66
             99-01+                        5.61                        5.61                        5.62                        5.64
             99-05+                        5.60                        5.60                        5.61                        5.62
             99-09+                        5.59                        5.59                        5.60                        5.61
             99-13+                        5.58                        5.58                        5.58                        5.59
             99-17+                        5.57                        5.57                        5.57                        5.57
             99-21+                        5.56                        5.56                        5.56                        5.56
             99-25+                        5.55                        5.55                        5.54                        5.54
             99-29+                        5.54                        5.54                        5.53                        5.52

                WAL                       26.05                       19.67                       14.24                       10.38
           Mod Durn                       13.46                       11.58                        9.46                        7.56
   Principal Window     04/25/2028 - 08/25/2035     06/25/2020 - 08/25/2035     09/25/2015 - 08/25/2035     09/25/2012 - 08/25/2035

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                      25 PPC                      50 PPC                      75 PPC                     100 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)


              Price                     125 PPC                     150 PPC                     175 PPC                     200 PPC
                                          Yield                       Yield                       Yield                       Yield
             98-21+                        5.72                        5.76                        5.80                        5.84
             98-25+                        5.70                        5.73                        5.77                        5.80
             98-29+                        5.68                        5.71                        5.74                        5.77
             99-01+                        5.66                        5.68                        5.71                        5.73
             99-05+                        5.64                        5.66                        5.68                        5.69
             99-09+                        5.62                        5.63                        5.64                        5.66
             99-13+                        5.60                        5.60                        5.61                        5.62
             99-17+                        5.58                        5.58                        5.58                        5.58
             99-21+                        5.55                        5.55                        5.55                        5.55
             99-25+                        5.53                        5.53                        5.52                        5.51
             99-29+                        5.51                        5.50                        5.49                        5.47

                WAL                        7.69                        5.81                        4.64                        3.90
           Mod Durn                        6.02                        4.81                        3.98                        3.41
   Principal Window     01/25/2011 - 08/25/2035     01/25/2010 - 08/25/2035     04/25/2009 - 03/25/2012     10/25/2008 - 10/25/2010

          LIBOR_1MO                     3.64125                     3.64125                     3.64125                     3.64125
             Prepay                     125 PPC                     150 PPC                     175 PPC                     200 PPC
Optional Redemption                    Call (N)                    Call (N)                    Call (N)                    Call (N)

Yield Curve Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
            Yld 3.31157 3.50839 3.78079 3.98406 4.00644 4.04426 4.18416 4.40194



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.